UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 27, 2005

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 500 South 27th Street Decatur, Illinois 62521 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 Other Events.

Reference is made to Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations of the combined Form 10-Q for the quarterly period ended June 30, 2005, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiaries for a discussion of the estimated increase in average Illinois electric rates after the expiration of the legislative electric rate freeze on January 1, 2007, for Central Illinois Public Service Company, doing business as AmerenCIPS, Central Illinois Light Company, doing business as AmerenCILCO and Illinois Power Company, doing business as AmerenIP, (collectively, the “Ameren Illinois Utilities”) which was reported by Ameren during Illinois legislative hearings held in March 2005. Reference is also made to the combined Current Report on Form 8-K dated September 15, 2005, of Ameren and its registrant subsidiaries for a discussion of, among other things, a letter dated September 2, 2005, from Illinois Governor Blagojevich to the Illinois Commerce Commission (“ICC”) expressing his opposition to the Ameren Illinois Utilities’ proposed reverse auction process for procuring electric generation to take effect after the current Illinois electric rate freeze expires and requesting dismissal of the Ameren Illinois Utilities’ pending proceeding for approval of such process (the “Governor’s letter”) (Exhibit 99.1 thereto) and for a discussion of the Ameren Illinois Utilities’ September 15, 2005, response to the Governor’s letter (Exhibit 99.2 thereto). As reported in the Form 10-Q for the quarterly period ended June 30, 2005, Ameren indicated at the March legislative hearings that it expected the average electric rates for the Ameren Illinois Utilities, on a combined basis, to increase by 10% to 20% in 2007 over present bundled rate levels, with 50% to 70% of this increase resulting from higher power costs based on 2005 market prices for power at the time of the estimate.

Ameren reports that updates to the assumptions upon which the above-referenced estimate was based currently indicate that the average electric rates for the Ameren Illinois Utilities, on a combined basis, may increase by 20% to 35% in 2007 over present bundled rate levels. This new estimate (like the earlier estimate) is based on a number of assumptions about electricity consumption, market prices for power, the type of power supply product to be procured, future auction results, infrastructure investment levels, operating and financing costs, ratemaking outcomes and various other factors. For the purpose of this new estimate, August 2005 power prices in a range of around $55 per megawatt hour were assumed. Such power prices represent in a range of around 70% of the estimated 2007 average electric rate increase. Actual results could be significantly different from these assumptions.

The Ameren Illinois Utilities are unable to predict whether, and to what extent, they will be granted the estimated electric rate increases by the ICC. In their response to the Governor’s letter, the Ameren Illinois Utilities stated that they look forward to engaging in further dialogue with the Governor and other key stakeholders to find a constructive solution to this important matter. A constructive solution could include a rate increase phase-in plan.

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

UNION ELECTRIC COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CILCORP INC. (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

ILLINOIS POWER COMPANY (Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

Date: September 27, 2005